UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 3, 2005
                           ---------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL III CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)


                  NEVADA           0-28793           84-1491673
                  ------           -------           ----------
                 State of         Commission        IRS Employer
               incorporation      File Number    Identification Number

               One Concourse Parkway, Suite 600, Atlanta, GA 30328
               ---------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 770-673-6656
                                -----------------
                           (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 8.01. Other Events.
------------------------

OSK CAPITAL III CORP. hereby publishes Ideal Medical Inc.'s unaudited financial statements, specifically its unaudited Statement of Income for the years ended 2003 and 2004 for Ideal Medical Inc., and its unaudited Consolidated Balance Sheets for 12/31/2004 and 12/31/2003 for Ideal Medical Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

  Exhibit  No.    Description
  -------  ---    -----------

         99.1. Ideal Medical Inc. unaudited Statement of Income for the years ended 2003 and 2004 for Ideal Medical Inc., and its unaudited Consolidated Balance Sheets for 12/31/2004 and 12/31/2003 for Ideal Medical Inc.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OSK CAPITAL III CORP.


DATE: August 2, 2005                            /s/ Angela Buffa
                                                ---------------------
                                                Angela Buffa
                                                CEO, Director
                                                OSK CAPITAL III CORP.